UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 16, 2012
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.
Retirement of Bill Ayer as CEO of Alaska Air Group, Inc., Alaska Airlines, Inc. and Horizon Air Industries, Inc.; Appointment of Brad Tilden as Ayer's Successor
On February 15, 2012, the board of directors and Bill Ayer announced that Ayer will retire as Chief Executive Officer of Alaska Air Group (the “Company”) and its subsidiary carriers, effective at the company's annual shareholder meeting on May 15, 2012. Ayer will continue to serve as executive chairman of the board.

Brad Tilden, a 21-year veteran at Air Group, will succeed Ayer as CEO of Air Group and the company’s two airlines and will remain as president of Alaska Airlines.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: February 16, 2012

/s/ Keith Loveless
Keith Loveless
Vice President/Legal and Corporate Affairs, General Counsel and Secretary